NOTE

$20,000,000                                                        July 28, 1997

     FOR VALUE RECEIVED, the undersigned, MEDCATH INCORPORATED, a North Carolina corporation (the "Borrower"), hereby promises to pay to the order of NationsBank, N.A., a national banking association (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Twenty Million Dollars ($20,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Credit Agreement.

     This Note is a Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of July 28, 1997 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the lenders (including the Bank) referred to therein (the "Lenders") and NationsBank, N.A., as Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                            MEDCATH INCORPORATED

[CORPORATE SEAL]

                                            By:  /s/ Richard J. Post
                                                -------------------------------
                                               Name: Richard J. Post
                                                     --------------------------
                                               Title: Chief Financial
                                                        Officer
                                                     --------------------------